[Outside front cover]

P R O S P E C T U S
April 17, 2000

TRISTAR INVESTMENT TRUST

TRISTAR LARGE CAP STOCK FUND
For Investors Seeking Long-Term Capital Appreciation














The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


TriStar Investment Trust
TriStar Large Cap Stock Fund
13605 Crestway Drive
Brook Park, Ohio  44142



TABLE OF CONTENTS

The Fund                                                                      1
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The Fund's Goal.............................................................  1
The Principal Investment Strategies ........................................  1
The Investment Selection Strategy Used by the Fund..........................  2
The Principal Risks of Investing in the Fund................................  2
Who Should Invest...........................................................  4
Performance Summary.........................................................  4
Costs of Investing in the Fund..............................................  5
Expense Example.............................................................  6
Portfolio Turnover..........................................................  6


Who Manages the Fund                                                          7
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The Investment Adviser......................................................  7
The Portfolio Manager.......................................................  7

How to Buy and Sell Shares                                                    8
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Pricing of Fund Shares......................................................  8
Investing in the Fund.......................................................  8
Minimum Investments.........................................................  9
Types of Account Ownership.................................................. 10
Instructions For Opening and Adding to an Account........................... 11
Tax-Deferred Plans.......................................................... 12
Types of Tax-Deferred Accounts.............................................. 12
Instructions For Selling Fund Shares........................................ 14
Telephone Redemptions....................................................... 14
Additional Redemption Information........................................... 15
Shareholder Communications.................................................. 16
Dividends and Distributions................................................. 17
Taxes....................................................................... 18

THE FUND


THE FUND'S GOAL

* The Fund primarily aims for long-term capital appreciation. Any income received such as dividends or interest is incidental to this goal.

The Fund's goal may be changed by the Board of Trustees without shareholder approval. You will receive advance written notice if there are any material changes to the Fund's goal. If there is a material change, you might want to consider whether the Fund remains an appropriate investment for you.


PRINCIPAL INVESTMENT STRATEGIES

The Fund generally invests in selected companies that are included in the Standard & Poor's 500 Composite Stock Price Index. In addition at least 65% of the Fund's assets will be invested in common stocks of companies whose market capitalization are greater than $10 billion dollars.

The Fund is a "non-diversified" portfolio, which means it can invest in fewer securities than diversified portfolios.


THE INVESTMENT SELECTION STATEGY USED BY THE FUND - The investment adviser uses a simple and decisive proprietary investment strategy using technical analysis. Historical earnings and price performance information will be analyzed to try to identify trends in securities. Securities are bought when these trends signal that securities are undervalued and have greater opportunity to appreciate in value more than their peers. Securities are sold when these conditions change or the investment adviser believes other investments offer better opportunities.

[Side panel: A trend is any general direction or movement in the price or earnings of a company. These trends can be either up or down. The adviser will try to identify trends that he believes will repeat themselves and that can therefore be used to forecast future price behavior.]


THE PRINCIPAL RISKS OF
INVESTING IN THE FUND


Risks in General

Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund's investments. You could lose money investing in the Fund. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

Risks of Investing in Common Stocks

The Fund and its shareholders are subject to the risks associated with common stock investing. These risks include the financial risk of purchasing individual companies that perform poorly, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Since the Fund generally invests in common stocks of large companies its share price may fluctuate more than the stock market as a whole. In addition there are times when small and medium sized companies perform better than large companies. During those periods your investment may under perform compared to those segments of the market that include the small and medium sized companies.

Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services. You should be aware that the value of a company's share price may decline as a result of poor decisions made by management or lower demand for the company's products or services. In addition, a company's share price may also decline if its earnings or revenues fall short of expectations.

Overall stock market risks may also affect the value of the Fund. Over time stock markets fluctuate and go through periods when stock prices generally decline. The value of the Fund's investments may decrease more than the stock markets in general.

Risk of Non-Diversification

As previously mentioned, the Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a diversified portfolio. Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

Lack of Operating History and Experience

TriStar Investment Trust (and its first series, TriStar Large Cap Stock Fund) is a newly organized investment company with no history of operations. None of the principals, officers, or directors of the investment adviser, TriStar Capital Management Corp., have ever registered, operated, or supervised the operations of investment companies, and there is no assurance that their past business experiences will enable them to successfully manage the assets of the Fund in the future.

WHO SHOULD INVEST

The Fund may be suitable for you if:

*  You wish to invest in large U.S. companies.
* You are seeking the possibility of growth of capital over the long-term - at least five years. * You can tolerate greater risks associated with common stock investments.
*  You are not looking for current income.
*  You are willing to accept fluctuations in share price.


PERFORMANCE SUMMARY

No performance information is presented since the Fund has no operating history as of the date of this Prospectus.

COSTS OF INVESTING IN THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
--------------------------------------------------------------------------------

Sales Charge (Load) Imposed on Purchases....................................None
Deferred Sales Charge (Load)................................................None
Sales Charge (Load) Imposed on Reinvested Dividends.........................None
Redemption Fee..............................................................None
Exchange Fee................................................................None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

Management Fees(a).........................................................0.50%
Distribution (12b-1) Fees...................................................None
Other Expenses(b)..........................................................0.70%
Total Annual Fund Operating Expenses.......................................1.20%

-------------------------------------------------------------------------------

(a) Fees payable under the Management Agreement between the Fund and the Adviser are fixed at 0.50% of the Fund's average daily net assets up to $10 million, 0.30% of such assets from $10 million to $50 million, and 0.20% of such assets in excess of $50 million.


(b) Fees payable under the Administration Agreement between the Fund and the Adviser (the Adviser is also the Administrator) are fixed at 0.70% of the Fund's average daily net assets up to $10 million, 0.50% of such assets from $10 million to $50 million, 0.45% of such assets from $50 million to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from 500 million to 1 billion, and 0.30% of such assets in excess of $1 billion.


EXPENSE EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Shareholder Transaction Expenses
================================================================================
                                              One Year                Three
Years
--------------------------------------------------------------------------------
Your costs:                                     $123                  $388
================================================================================


PORFOLIO TURNOVER

A mutual fund's turnover rate gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes.

Changes are made in the Fund's portfolio whenever its portfolio manager believes such changes are desirable. Selling may also result from liquidity needs. Portfolio turnover rates are a secondary consideration in making buy and sell decisions as they do affect costs and taxable distributions.

[Side panel: The average turnover rate for all domestic stock funds is approximately 88%, according to Morningstar, Inc. The Fund's estimated turnover rate will be between 80% to 120%.]

WHO MANAGES THE FUND


THE INVESTMENT ADVISER

TriStar Capital Management Corp., located at 13605 Crestway Drive, Brook Park, Ohio 44142, serves as the investment adviser to the Fund under an Investment Advisory Agreement with TriStar Investment Trust (the "Trust"). The Agreement provides that the Adviser will furnish continuous investment advisory and management services to the Fund. TriStar Capital Management Corp. was organized in February 1999 and began serving as investment adviser to the Fund in April 2000. Russell P. Stockhaus is a shareholder and Chief Executive Officer of the Adviser.

The Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees. Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. TriStar Capital Management also pays the salaries and fees of all officers and trustees of the Trust as well as officers, directors, or employees of TriStar Capital Management Corp. For its services, the Adviser is paid a fee of 0.50% of the Fund's average daily net assets up to $10 million, 0.30% of such assets from $10 million to $50 million, and 0.20% of such assets in excess of $50 million.


THE PORTFOLIO MANAGER

Mr. Stockhaus manages the investment program of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. He has been the portfolio manager of the Fund since its inception in 2000. Mr. Stockhaus founded TriStar Capital Management Corp. in 1999. Prior to forming TriStar
Capital Management Corp., Mr. Stockhaus was employed by Accounts Payable Recovery as an auditor from February 1993 through May 1996. In June 1996 he began employment with The Profit Recovery Group International, Inc. where he is still working on a full-time basis as an Audit Manager. Mr. Stockhaus holds a Bachelor of Science degree in Accounting from Bowling Green State University in Ohio and became a Certified Public Accountant in 1980.

HOW TO BUY AND SELL SHARES


PRICING OF FUND SHARES

The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is called the Fund's net asset value ("NAV"). The NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:

                                 Total Net Assets - Liabilities
           Net Asset Value = ---------------------------------------
                                  Number of Shares Outstanding

The NAV is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. All instructions for purchases, redemptions, or reinvestments of fund shares received by 4:00 p.m. Eastern time will be priced at that day's calculated NAV. For all purchases your check must also be received by 4:00 p.m. The Fund's investments are valued at market value or, if a market quotation is not readily available, at the fair value determined in good faith by the Adviser, subject to the review and oversight of the Fund's Board of Trustees. The Fund may use pricing services to determine market value.

INVESTING IN THE FUND

You can only purchase shares by sending a check directly to the Fund's Transfer Agent. The only exception would be IRA transfers, which would still have to be purchased through the Transfer Agent although you would send no check. If you are investing in the Fund for the first time, you will need to establish an account by completing a Shareholder Account Application. (To establish an IRA, complete an IRA Application.) To request an application, call 1-877-593-8637. Your initial investment minimum can be found in the table below. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.


MINIMUM INVESTMENTS
=======================================================
                                 Initial    Additional
=======================================================
Regular account                   $500        $100
IRA account                       $500        $100
Education IRA                     $500        $100

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards, wire transfers, or third party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the Transfer Agent for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or its Transfer Agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on short-term fluctuations in the stock market. The Fund reserves the right to reject purchase requests to investors with a history of excessive trading as it is detrimental to the efficient management of the Fund. The Fund also reserves the right to stop offering shares at any time.

[Side panel: Costs and market timing: Some investors try to profit from "market-timing" - switching money into investments when they expect the market to rise, and taking money out when they expect the market to fall. As money is shifted in and out by market timers, the Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, closely monitoring excessive transactions.]

TYPES OF ACCOUNT OWNERSHIP

You can establish the following types of accounts by completing a Shareholder Account Application:

          Individual or Joint Ownership - Individual accounts are owned by one person. Joint accounts have two or more owners.

          A Gift or Transfer to Minor (UGMA or UTMA) - An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's social security number on the application.

          Trust - An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

          Business Accounts - Corporation and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of a partnership.

INSTRUCTIONS FOR OPENING AND ADDING TO AN ACCOUNT
 ...............................................................................

TO OPEN AN ACCOUNT                          TO ADD TO AN ACCOUNT
--------------------------------------------------------------------------------
Complete and sign the Shareholder           Complete the investment slip
Application or an IRA Application.          that is included with your account
                                            statement, and write your account
Make your check payable to the              number on your check.  If you no
TriStar Large Cap Stock Fund                longer have your investment  slip,
* For IRA accounts,  please                 please reference your name,
specify the year for which the              account number, and address on
contribution is made.                       your check.


MAIL APPLICATION AND CHECK TO:              MAIL THE SLIP AND CHECK TO:
 ................................................................................
TriStar Large Cap Stock Fund                TriStar Large Cap Stock Fund
c/o Mutual Shareholder Services, LLC        c/o Mutual Shareholder Services, LLC
1301 East Ninth Street, Suite 1005          1301 East Ninth Street, Suite 1005
Cleveland, Ohio 44114-1800                  Cleveland, Ohio 44114-1800

TAX-DEFERRED PLANS

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described on the following page and the Education IRA. Distributions from these plans are generally subject to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. Complete instructions about how to establish your tax-deferred retirement plan will be included in the retirement plan kit you receive in the mail.

Firstar Bank, N.A., serves as the custodian for the tax-deferred accounts offered by the Fund. You will be charged an annual account maintenance fee of $8 for each tax-deferred account you have with the Fund. You may pay the fee by check or have it automatically deducted from your account (usually in December). The custodian reserves the right to change the amount of the fee or to waive it in whole or part for certain types of accounts.


TYPES OF TAX-DEFERRED ACCOUNTS

*  Traditional IRA
An individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Assets can grow tax-free and distributions are taxable as income.

*  Roth IRA
An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

*  Spousal IRA
An IRA funded by a working spouse in the name of a non-earning spouse.

*  Education IRA
This plan allows individuals, subject to certain income limitations, to contribute up to $500 annually on behalf of any child under the age of eighteen.

*  SEP-IRA
An individual retirement account funded by employer contributions. Your assets grow tax-free and distributions are taxable as income.

*  Keogh or Profit Sharing Plans
These  plans  allow   corporations,   partnerships   and  individuals  that  are
self-employed to make tax-deductible contributions of up to $30,000 for each person covered by the plans.

*  403(b) Plans
An arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.

*  401(k) Plans
Allows employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.


DIVIDEND REINVESTMENT:
 ................................................................................
All income dividends and capital gains distributions will be automatically reinvested in shares of the Fund unless you indicate otherwise on the account application or in writing.


INSTRUCTIONS FOR SELLING FUND SHARES

You may sell all or part of your shares on any day that the New York Stock Exchange is open for trading. Your shares will be sold at the next NAV per share calculated after the Transfer Agent receives your order in proper form. The proceeds of your sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. Your order will be processed promptly and you will generally receive the proceeds within seven days after receiving your properly completed request. The Fund will not mail any proceeds unless your investment check has cleared the bank, which may take up to fifteen calendar days. This procedure is intended to protect the Fund and its shareholders from loss. If the dollar or share amount requested is greater than the current value of your account, your entire account balance will be redeemed.

TELEPHONE REDEMPTIONS

The only transactions that will be executed per telephone instructions are redemptions. For redemptions made by telephone, the Fund and its Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such redemptions, and/or tape recording all telephone instructions. If reasonable procedures are followed, then neither the Fund nor the Transfer Agent will be liable for any loss, cost, or expense for acting upon an investor's telephone instructions or for any unauthorized telephone redemption. If the Fund's Transfer Agent is not reasonably satisfied that telephone instructions are genuine, the redemption will not be made. Neither the Fund nor the Transfer Agent shall be liable if the proceeds from the redemption are lower than they would have been had the redemption not been delayed..


TO SELL SHARES
--------------------------------------------------------------------------------

By Mail
 ................................................................................

Write a letter of instruction that includes:
* The names(s) and signature(s) of all account owners.
* Your account number.
* The dollar or share amount you want to sell.
* Where to send the proceeds.
* If redeeming from your IRA, please note applicable withholding requirements.
* Obtain a signature guarantee or other documentation, if required.

MAIL YOUR REQUEST TO:
 ...............................................................................
TriStar Large Cap Stock Fund
c/o Mutual Shareholder Services, LLC
1301 East Ninth Street, Suite 1005
Cleveland, Ohio 44114-1800


BY TELEPHONE
 ...............................................................................
* You will automatically be granted         * You will not be able to redeem
telephone redemption privileges             by telephone and have a check
unless you decline them in writing          sent to your address of record
or indicate on the appropriate sec-         for a period of 15 days following
tion of the account application that        an address change.
you decline this option. Otherwise,
you may redeem Fund shares by               * Unless you decline telephone
calling 1-877-593-8637. Redemption          privileges in writing or on your
proceeds will only be mailed to your        account application, as long as
address of record.                          the fund takes reasonable
                                            measures to verify the order, you
* You may redeem a maximum of               may be responsible for any
$50,000 per day by telephone.               fraudulent telephone order.


For specific information on how to redeem your account, and to determine if a signature guarantee or other documentation is required, please call toll-free in the U.S. 1-877-593-8637.


ADDITIONAL REDEMPTION INFORMATION


SIGNATURE GUARANTEES

Signature guarantees are designed to protect both you and the Fund from fraud. A signature guarantee of each owner is required to redeem shares in the following situations:

*  If you change ownership on your account.

* If you request the redemption proceeds to be sent to a different address than that registered on the account.

* If the proceeds are to be made payable to someone other than the account's owner(s).

* If a change of address request has been received by the Transfer Agent within the last 15 days.

*  If you wish to redeem $50,000 or more from any shareholder account.

Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A notary public cannot provide signature guarantees.

The Fund reserves the right to delay a redemption when permitted by federal law.
For  more   information   pertaining  to  signature   guarantees,   please  call
1-877-593-8637.

CORPORATE, TRUST AND OTHER ACCOUNTS

Redemption requests from corporate, trusts, and other accounts may require documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Transfer Agent at 1-877-593-8637 to determine what additional documents are required.


ADDRESS CHANGES

To change the address on your account, call the Transfer Agent at 1-877-593-8637 or send a written request signed by all account owners. Include the account number(s) and name(s) on the account and both the old and new addresses. Certain options may be suspended for a period of 15 days following an address change.


TRANSFER OF OWNERSHIP

In order to change the account registration or transfer ownership of an account, additional documents will be required. In order to avoid delays in processing these requests, you should call the Transfer Agent at 1-877-593-8637 to determine what additional documents are required.


REDEMPTION INITIATED BY THE FUND

Because there are certain fixed costs involved with maintaining your account, the Fund may require you to redeem all of your shares if your account balance falls below $500. After your account balance falls below the minimum balance, you will receive a notification from the Fund indicating its intent to close your account along with instructions on how to increase the value of your account to the minimum amount within 60 days. If your account balance is still below $500 after 60 days, the Fund may close your account and send you the proceeds. The right of redemption by the Fund will not apply if the value of your account balance falls below $500 because of market performance.


SHAREHOLDER COMMUNICATIONS

ACCOUNT STATEMENTS. Every quarter, shareholders of the Fund will automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

CONFIRMATIONS. Confirmation statements will be sent after each transaction that affects your account balance or account registration.

REGULATORY MAILINGS. Financial reports will be sent at least semiannually. Annual reports will include audited financial statements. To reduce expenses, one copy of each report will be mailed to each taxpayer identification number even though the investor may have more than one account in the Fund.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay distributions on an annual basis and expects that distributions will consist primarily of capital gains. You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Fund or receive these distributions in cash. Dividends and distributions from the Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested in changing your election, you may call the Transfer Agent at 1-877-593-8637 or send a written notification to TriStar Large Cap Stock Fund, c/o Mutual Shareholder Services, LLC 1301 East Ninth Street, Suite 1005 Cleveland, Ohio 44114-1800.


[Side panel: Distributions: As a shareholder, you are entitled to your share of the Fund's income from dividends and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from the dividends that the Fund earns from its securities. Capital gains are realized when the Fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the Fund held the securities for less than or more than one year. When distributions are made the share price of the Fund drops by the amount of the distribution, net of any market fluctuations.]


TAXES

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). Dividends paid by the Fund out of net ordinary income and distributions of net short-term capital gains are taxable to the shareholders as ordinary income.

Distributions by the Fund of net long-term capital gains to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

Redemptions of shares of the Fund are taxable events which you may realize as a gain or loss. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, and how long the shares were held.

The Fund's distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Because everyone's tax situation is unique, please consult your tax professional about federal, state, and local tax consequences of an investment in the Fund.



TRISTAR INVESTMENT TRUST
TRISTAR LARGE CAP STOCK FUND
------------------------------------------------

BOARD OF TRUSTEES
Russell P. Stockhaus, Chairman
Thomas P. Ziegler
Christopher S. McCann

INVESTMENT ADVISER AND ADMINISTRATOR
TriStar Capital Management Corp.


INDEPENDENT AUDITOR
McCurdy & Associates CPA's Inc.

TRANSFER AND DIVIDEND DISBURSING AGENT
Mutual Shareholder Services, LLC

CUSTODIAN
Firstar Bank, N.A.




[Back cover page]

TRISTAR INVESTMENT TRUST
TRISTAR LARGE CAP STOCK FUND
------------------------------------------------


WHERE TO GO FOR INFORMATION
-----------------------------------------------
For shareholder inquiries, please call toll-free in the U.S. at 1-877-593-8637. You will find more information about TriStar Large Cap Stock Fund in the Statement of Additional Information (SAI). This document contains additional and more detailed information about the Fund, and is considered to be a part of this Prospectus.

To obtain a copy of the SAI without charge you may contact the Fund directly either by mail, phone, or email:
   TriStar Large Cap Stock Fund
   13605 Crestway Drive
   Brook Park, OH 44142
   1-216-362-0730 (collect)
   Tristrfund@aol.com

You can also review and obtain copies of the fund's SAI and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's internet website (http://www.sec.gov); or, after paying a publication fee, by sending a letter to the SEC's Public Reference Section, Washington, DEC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.



TriStar Investment Trust            SEC file number 811-09723

TRISTAR INVESTMENT TRUST
TRISTAR LARGE CAP STOCK FUND
13605 Crestway Drive
Brook Park, OH 44142
(216) 362-0730



                          TRISTAR LARGE CAP STOCK FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 17, 2000

                            TRISTAR INVESTMENT TRUST
                          TRISTAR LARGE CAP STOCK FUND
                              13605 Crestway Drive
                              Brook Park, OH 44142
                                 (216) 362-0730



This Statement of Additional Information ("SAI") is not a Prospectus, but is to be read in conjunction with the Prospectus for the TriStar Large Cap Stock Fund dated April 17th, 2000 ("Prospectus"). To obtain a free copy of the Prospectus Report, please write or call the Fund at the address or phone number referenced above.



                                TABLE OF CONTENTS

THE FUND.....................................................................  2
CAPITAL STRUCTURE............................................................  3
CONCENTRATION AND NON-DIVERSIFICATION POLICY.................................  3
TAX STATUS...................................................................  3
INVESTMENT GOAL'S AND POLICIES...............................................  4
INVESTMENT RESTRICTIONS......................................................  4
OTHER INVESTMENTS............................................................  5
MANAGEMENT OF THE FUND.......................................................  6
REMUNERATION OF OFFICERS AND TRUSTEES........................................  7
INVESTMENT ADVISER...........................................................  7
ADVISORY AND ADMINISTRATION AGREEMENTS.......................................  8
PRINCIPAL SECURITY HOLDERS...................................................  9
PERFORMANCE INFORMATION......................................................  9
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................... 11
CUSTODIAN.................................................................... 12
TRANSFER AGENT............................................................... 12
AUDITORS..................................................................... 12
FINANCIAL STATEMENTS......................................................... 13

THE FUND

The TriStar Large Cap Stock Fund (the "Fund"), is an open-end, non-diversified series of The TriStar Investment Trust (the "Trust"). The Trust was organized on September 22, 1999 as an Ohio trust and is authorized to issue an indefinite number of shares of beneficial interest. The Board of Trustees of the Trust is responsible for managing the business affairs of the Fund.


CAPITAL STRUCTURE

At present the Fund is the only series authorized by the Trust. The Board of Trustees may authorize the creation of additional series without shareholder approval.

All shares, when issued, will be fully paid and non-assessable and will be redeemable and freely transferable. All shares have equal voting rights and can be issued as full or fractional shares. A fractional share has pro rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

Each shareholder has one vote for each share held irrespective of the relative net asset value of the shares. Each share has equal dividend, distribution and liquidation rights. The voting rights of the shareholders are non-cumulative, so that holders of more than 50% of the shares can elect all trustees being elected. On some issues, such as election of trustees, all shares of the Fund vote together as one series. In the event that the Trust authorizes additional series of shares as separate funds, on issues affecting only a particular fund, the shares of the affected fund will vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one fund.


CONCENTRATION AND NON-DIVERSIFICATION POLICY

Concentration: As an investment company, the Fund generally invests in selected companies that are included in the S&P 500. In addition at least 65% of the Fund's assets will be invested in common stocks of companies whose market capitalizations are greater than $10 billion dollars. The fund will not concentrate its portfolio in a particular industry. This policy of concentration will not be changed without shareholder approval.

Non-Diversification: The Fund is classified as being non-diversified which means that it has the ability to take larger positions in a smaller number of securities than a diversified fund. The Fund, therefore, may be more susceptible to risk of loss than a more widely diversified fund as a result of a single economic, political, or regulatory occurrence. The policy of the Fund is one of selective investments rather than broad diversification. The Fund seeks enough diversification for adequate representation among what it considers to be the best performing securities and to maintain its federal non-taxable status under Subchapter M of the Internal Revenue Code.


TAX STATUS

Under the provisions of Subchapter M of the Internal Revenue Code of 1986 as amended, the Fund intends to pay out substantially all of its investment income and realized capital gains. As a result, the Fund intends to be relieved of federal income tax on the amounts distributed to shareholders. Distribution of any net long-term capital gains realized by the Fund will be taxable to the shareholder as long-term capital gains regardless of the length of time Fund shares have been held by the investor. All income realized by the Fund, including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Trustees and will automatically be reinvested in additional Fund shares at net asset value, unless the shareholder has elected to receive payment in the form of cash. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of the shares by the amount of such dividends or distributions and, although in effect a return of capital, are subject to federal income taxes.

The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement you must certify on the Shareholder Purchase Application supplied by the Fund, that your Social Security or Taxpayer Identification Number is correct and that you are not currently subject to back-up withholding or otherwise certify that you are exempt from back-up withholding.

INVESTMENT GOAL'S AND POLICIES

THE FUND'S GOAL

* The Fund primarily aims for long-term capital appreciation. Any income received such as dividends or interest, is incidental to this goal.


PRINCIPAL INVESTMENT STRATEGIES

The Fund  generally  invests in selected  companies that are included in the S&P
500. In addition at least 65% of the Fund's assets will be invested in common stocks of companies whose market capitalizations are greater than $10 billion dollars.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions. These restrictions cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. As defined in the Investment Company Act of 1940 (the "Act"), the "vote of a majority of the outstanding voting securities" means the lesser of the vote of (i) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

(a)  Issue senior securities.

(b) Borrow money or purchase securities on margin except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of the Fund's total assets at the time any borrowing is made. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase any additional portfolio securities.

(c) Act as underwriter for securities of other issuers except insofar as the Fund may be deemed an underwriter in selling its own portfolio securities

(d) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.

(e) Make loans. The purchase of a portion of a readily marketable issue of publicly distributed bonds, debentures or other debt securities will not be considered the making of a loan.

 (f) Acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.

(g) Invest in companies for the purpose of acquiring control.

(h) Pledge, mortgage or hypothecate any of its assets.

(i) Concentrate investments in a particular industry.


OTHER INVESTMENTS:

In connection with its investment objective and policies the Fund may invest in the following types of securities which can involve certain risks:

INVESTMENT COMPANIES: The Fund may invest in securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940. The fund intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group; and
(c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

FUTURES CONTRACTS: A futures contract is an agreement to buy or sell a specified amount of a particular commodity or financial instrument at a fixed price on a future date. A futures contract is a form of a derivative as its value is based on, or derived from, the value of its underlying security. Futures contracts will only be purchased on broad based stock indexes such as the S&P 500. Futures contracts will be used to basically to simulate full investment in the stock market while keeping cash on hand to meet shareholder redemptions or other needs. In general the Fund will not use futures contracts for hedging purposes or as leveraged investments that magnify the gains or losses of an investment.

While the Fund invests mainly in common stocks, it may invest up to 10% of total assets in cash, obligations of the U.S. Government, or repurchase agreements. U.S. Government Obligations and repurchase agreements are described below:

U.S. GOVERNMENT OBLIGATIONS: The Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such securities will typically include, without limitation, U.S. Treasury securities such as Treasury Bills, Treasury Notes or Treasury Bonds that differ in their interest rates, maturities and times of issuance. U.S. government obligations may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

REPURCHASE AGREEMENTS: A repurchase agreement is an agreement between a buyer and a seller, in which the purchaser acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time and at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Generally the Fund will enter into repurchase agreements with the Trust's custodian or other banks with assets of $1 billion or more. The fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days.



MANAGEMENT OF THE FUND

The business of the Fund is managed under the direction of its Board of Trustees in accordance with Section 3.2 of the Declaration of Trust of TriStar Investment Trust, which Declaration of Trust has been filed with the Securities and Exchange Commission and is available upon request. Pursuant to Section 2.6 of the Declaration of Trust, the trustees shall elect officers including a president, secretary and treasurer. The Board of Trustees retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Fund's purposes. The trustees, officers, employees and agents of the Fund, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The trustees and officers, together with their addresses, age, principal occupations during the past five years are as follows:

                                          Principal Occupation        Dates of
Name and Address         Position         Past 5 Years                Employment
==================       =========        ==================          =========

*Russell P. Stockhaus    Trustee,         The Profit Recovery Group   June 1996-
13605 Crestway Drive     President,       International, Inc.,        Present
Brook Park, Ohio 44142   Treasurer, and   Audit Manager
Date of Birth: 1956      Secretary        Accounts Payable            February
                                          Recovery, Auditor           1993 -
                                                                      May 1996

Thomas P. Ziegler        Trustee and      Dorn Color, Inc.            September
16512 Laverne Avenue     Vice-Pres.       Human Resources Mgr.        1983 -
Cleveland, Ohio  44135                                                Present
Date of Birth: 1961


Christopher S. McCann    Trustee          The Profit Recovery Group   December
614 North Oakhurst CT.                    International, Inc.         1996 -
Huron, OH  44839                          Audit Manager               Present
Date of Birth:  1967                      Ames Department Stores      September
                                          Inc.                        1990 -
                                          Accounts Payable
                                          Supervisor                  November
                                                                      1996


*Trustees  of the Fund who are  considered  "interested  persons"  as defined in
Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

REMUNERATION OF OFFICERS AND TRUSTEES

Trustee fees are Trust expenses. The Trust intends to pay fees to all Trustees who are not "interested persons" of not more than $250 for the year ending December 31, 2000. Compensation paid to the Trustees inception through December 31, 1999 is set forth in the following table:


================================================================================
                                   Pension or                         Total
                    Aggregate      Retirement        Estimated      Compensation
Name/Position     Compensation  Benefits Accrued  Annual Benefits  From Fund and
                    From Fund      As Part of           Upon        Fund Complex
                                 Fund Expenses       Retirement       Paid to
                                                                     Directors
================================================================================
Russell P. Stockhaus,    0             0                 0               0
President

Thomas P. Ziegler,      $50     0               0                 $50
Vice Pres.

Christopher S. McCann,  $50     0               0                 $50
Trustee
                      --------     --------           -------         ---------
     TOTAL             $100            0                 0              $100


INVESTMENT ADVISER

The Fund retains TriStar Capital Management Corp., 13605 Crestway Drive, Brook Park, OH 44142, as its investment adviser (the "Adviser"). The Adviser is an Ohio corporation founded in February 1999. The company is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The corporation is controlled and wholly owned by Russell P. Stockhaus and Diane L. Stockhaus.

Russell P. Stockhaus has had the direct responsibility for the overall strategic management of the Fund's portfolio and its administration since the Fund's inception. Mr. Stockhaus founded TriStar Capital Management Corp. in 1999, and has served as Chairman of the Board and Chief Executive Officer since the company's inception. Mr. Stockhaus has a BS degree in Accounting from Bowling Green State University in Ohio and became a Certified Public Accountant in 1980. In addition to founding the company in 1999, Mr. Stockhaus was also simultaneously employed by The Profit Recovery Group, International, Inc., as an Audit Manager and is currently serving in that capacity on a full time basis.

ADVISORY AND ADMINISTRATION AGREEMENTS

On December 3rd, 1999 the Board of Trustees unanimously approved an investment advisory contract (the "Advisory Agreement") and a separate administration contract (the "Administration Agreement") with TriStar Capital Management Corp.

Under the Advisory Agreement, TriStar Capital Management Corp. will determine what securities will be purchased, retained or sold by the Fund. Mr. Stockhaus, will have the direct responsibility of managing the composition of the Fund's portfolio in accordance with the Fund's investment objective. Pursuant to its contract with the Fund, the Adviser must, among other requirements, (i) render research, statistical and advisory services to the Fund, (ii) make specific recommendations based on the Fund's investment requirements, and (iii) pay salaries of the Fund's employees who may be officers, directors or employees of the Adviser. The Adviser has paid the initial organizational costs of the Fund and will reimburse the Fund for any and all losses incurred because of purchase reneges.

The Adviser is paid a fee of 0.50% of the Fund's average daily net assets up to $10 million, 0.30% of such assets from $10 million to $50 million, and 0.20% of such assets in excess on $50 million. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. The Adviser may at its discretion, forego sufficient fees which would have the effect of lowering the Fund's expense ratio and increasing the yield to shareholders.

Under the Administration Agreement, TriStar Capital Management Corp. renders all administrative and supervisory services to the Fund. TriStar Capital oversees the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's book of accounts in accordance with all applicable federal and state laws and regulations. TriStar Capital also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records which are required pursuant to Rule 31a-1 promulgated under the 1940 Act. TriStar Capital is also responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Fund assumes all other expenses except to the extent of those paid by the Investment Adviser.

Under the Administration Agreement, TriStar Capital assumes and pays all ordinary expenses of the Fund. Examples of such expenses include: (a) organizational costs, (b) compensation of the Adviser's personnel, (c) compensation of any of the Fund's trustees, officers or employees who are not interested persons of the Investment Adviser or its affiliates, (d) fees and expenses of registering the Fund's shares under the federal securities laws and of qualifying its shares under applicable state Blue Sky laws, including expenses attendant upon renewing such registrations and qualifications, (e) insurance premiums, (f) fidelity bonds, (g) accounting and bookkeeping costs and expenses necessary to maintain the Fund's books and records, (h) outside auditing and ordinary legal expenses, (i) all costs associated with shareholders meetings and the preparation and dissemination of proxy solicitation materials,
(j) costs of printing and distribution of the Fund's Prospectus and other shareholder information to existing shareholders, (k) charges, if any, of custodian and dividend disbursing agent's fees, (l) industry association fees, and (m) costs of independent pricing services and calculation of daily net asset value. The Investment Adviser may, at its discretion, assume any additional expenses ordinarily assumed by the Fund when it determines that such action is in the best interest of the shareholders. Any extraordinary and non-recurring expenses shall be paid by the Fund.

Pursuant to the Administration Agreement, TriStar Capital receives a fee which is paid monthly at an annual rate of 0.70% of the Fund's average daily net assets up to $10 million, 0.50% of such assets from $10 million to $50 million, 0.45% of such assets from $50 million to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion. The Administrator may at its discretion, forego sufficient fees which would have the effect of lowering the Fund's expense ratio and increasing the yield to shareholders.

The Adviser may act as an investment adviser and administrator to other persons, firms, or corporations (including investment companies), and may have numerous advisory clients besides the Fund.

The Advisory Contract and the Administration Agreement are terminable on 60 days' written notice, without penalty, by a vote of a majority of the Fund's outstanding shares or by vote of a majority of the Fund's entire Board of Trustees, or by the Investment Adviser on 60 days' written notice, and automatically terminates in the event of its assignment.

PRINCIPAL SECURITY HOLDERS

As of February 1, 2000, Russell P. Stockhaus owned 100% of the shares of the fund. As such 100% of the shares were owned by the Trustees and Officers of the Trust.


PERFORMANCE INFORMATION

The Fund's total returns will be based on the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming all dividends and distributions are reinvested. Average annual total returns will reflect the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period presented. Because average annual total returns tend to smooth out variations in the Fund's returns, investors should recognize that they are not the same as actual year-by-year returns. Average annual return is based on historical earnings and is not intended to indicate future performance.

For the purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements, performance will be stated in terms of average annual total return. Under regulations adopted by the Securities and Exchange Commission, funds that intend to advertise performance must include average annual total return quotations calculated according to the following formula:

                                        n
                                  P(1+T) = ERV

Where:
                 P = a hypothetical initial payment of $1,000
                 T = average annual total  return
                 n = number  of years  (1,  5, or 10)
                 ERV = ending redeemable value of a hypothetical $1,000
                       payment made at the beginning of the 1-, 5-, or 10-
                       year  period,   at  the  end  of  such  period  (or
                       fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods of the Fund's existence or shorter periods dating from the commencement of Fund registration. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Additionally, redemption of shares is assumed to occur at the end of each applicable time period.

The foregoing information should be considered in light of the Fund's investment objectives and policies, as well as the risks incurred in the Fund's investment practices. The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. Future results will be affected by the future composition of the Fund's portfolio, as well as by changes in the general level of interest rates, and general economic and other market conditions.

The Fund may also advertise total return which is calculated differently from average annual total return. Total return performance for a specific period (year to date, calendar quarter, fiscal year or portion thereof) is calculated by taking the initial investment in the Fund's shares on the first day of the period and the redeemable value of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. A quotation of the Fund's total return will always be accompanied by the Fund's average annual total return.

The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from "average annual total return." A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for "average annual total return." In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. A non-standardized quotation will always be accompanied by the Fund's "average annual total return" as described above.

Performance information for the Fund may be compared, in reports and promotional literature, to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones Industrial Average (DJIA) and the Standard & Poor's 500 Composite Stock Price Index (S&P 500). The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement.

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.

The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for three, five and ten year periods. Ranks are not absolute or necessarily predictive of future performance. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.


PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to  policies  established  by the Board of  Trustees  of the Trust,  the
Investment Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Investment Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer. The Investment Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.


CUSTODIAN

Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 has been retained to act as Custodian of the Trust's investments. The Custodian Acts as the Trust's depository, safekeeps its portfolio securities and investments, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

TRANSFER AGENT

The Trust has entered into an agreement with Maxus Information Systems, Inc. (d/b/a Mutual Shareholder Services), 1301 East Ninth Street, Suite 1005, Cleveland, Ohio, 44114 ("Maxus"), for Maxus to act as The Fund's transfer agent, and to provide The Trust with accounting services, record-keeping and shareholder service functions. For its services as fund accountant, Maxus receives a fee from TriStar Capital Management based upon the average value of the Fund, with a maximum annual fee of $59,250. At Fund net asset values averaging less than $25 million, the annual fee would be $21,000. For all other services provided, Maxus receives from TriStar Capital an annual fee of $9.25 per shareholder (with a minimum charge of $775 per month) for shareholders services provided and an annual fee of $100 per state for state registration and qualification of Fund shares provided.


AUDITORS

The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145 has been selected as independent auditors for the Trust for the year ending September 30, 2000. McCurdy & Associates CPA's, Inc. performs an annual audit of the Trust's financial statements and provides financial, tax and accounting consulting services as requested.

FINANCIAL STATEMENTS

To The Shareholders and Board of Trustees
TriStar Investment Trust:

We have audited the accompanying statement of assets and liabilities of The TriStar Investment Trust (comprising, respectively, the TriStar Large Cap Stock
Fund) as of April 10, 2000. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. Our procedures included confirmation of cash held by the custodian as of April 10, 2000, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of The TriStar Investment Trust constituting TriStar Large Cap Stock Fund as of April 10, 2000, in conformity with generally accepted accounting principles.





McCurdy & Associates CPA's, Inc.
Westlake, Ohio
April 10, 2000

                            TRISTAR INVESTMENT TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 10, 2000



                                                         TriStar Large
                                                         Cap Stock Fund

ASSETS:
  Cash in Bank                                               $100,000

    Total Assets                                             $100,000



LIABILITIES:                                             $          0
                                                         ------------

    Total Liabilities                                    $          0
                                                         ------------

NET ASSETS                                                   $100,000


NET ASSETS CONSIST OF:
  Capital Paid In                                            $100,000


OUTSTANDING SHARES
  Unlimited Number of Shares
  Authorized Without Par Value                                 10,000


NET ASSET VALUE PER SHARE                                      $10.00


OFFERING PRICE PER SHARE                                       $10.00



              See accompanying notes and accountant's audit report

                            TRISTAR INVESTMENT TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                 April 10, 2000


1.  ORGANIZATION
        TriStar Investment Trust (the "Trust") is an open-end management investment company organized as a business trust under the laws of the State of Ohio by a declaration of trust dated September 22, 1999 and is authorized to issue an indefinite number of shares of beneficial interest. There is currently only one series within the Trust, the TriStar Large Cap Stock Fund (the AFund@). It represents a separate non-diversified portfolio of securities.

        The Fund uses an independent custodian. No transactions other than those relating to organizational matters and the sale of 10,000 shares of the TriStar Large Cap Stock Fund have taken place to date.

        The  Fund's primary   investment   objective  is   long-term   capital
        appreciation.

2.  CONTROL PERSONS
        As of April 10, 2000, all of the outstanding shares of the Fund were owned by Russell P. Stockhaus. A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

3.  RELATED PARTY TRANSACTIONS
       TriStar Capital Management Corp. is the investment adviser for the Fund. It manages the Fund=s portfolio and provides administrative services to the extent not supplied by other service providers. Fees payable under the Management Agreement between the Fund and the Adviser are fixed at 0.50% of the Fund's average daily net assets up to $10 million, 0.30% of such assets from $10 million to $50 million, and 0.20% of such assets in excess of $50 million. Fees payable under the Administration Agreement between the Fund and the Adviser are fixed at 0.70% of the Fund's average daily net assets up to $10 million, 0.50% of such assets from $10 million to $50 million, 0.45% of such assets from $50 million to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from 500 million to 1 billion, and 0.30% of such assets in excess of $1 billion. TriStar Capital Management assumes and pays all ordinary expenses of the Fund except independent trustee fees and extraordinary and non-recurring expenses.

       Certain officers and/or directors of TriStar Capital Management Corp. are also officers and/or trustees of the Fund.

       Mutual Shareholder Services, Inc. acts as the Fund's transfer agent and, in that capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.

                            TRISTAR INVESTMENT TRUST
                     NOTES TO FINANCIAL STATEMENTS (CONT'D)
                                 April 10, 2000


        Mutual Shareholder Services, Inc. also provides fund accounting services to the Fund including maintaining the Fund's accounts, books and records and calculating the daily net asset value.

        Certain officers and /or owners of TriStar Capital Management Corp. are also officers of the Fund.
4.  CAPITAL STOCK AND DISTRIBUTION
        At April 10, 2000, the authorized capitalization of the Fund consists of unlimited shares without par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion, subscription or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable. Each holder of common stock has one vote for each share held. There are no restrictions on the right of shareholders to retain or dispose of their shares. Voting rights are non-cumulative. Transactions in capital stock were as follows:

        Shares Sold:
              TriStar Large Cap Stock Fund                                10,000

        Shares Redeemed:
              TriStar Large Cap Stock Fund                                     0

        Net Increase:
              TriStar Large Cap Stock Fund                                10,000

        Shares Outstanding:
              TriStar Large Cap Stock Fund                                10,000